UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 8, 2016

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This amendment No. 1 to Form 8-K is being filed to identify item 3.02 of Form 8-K.

Items 2.01, 3.02     Unregistered Sale of Equity Securities; Completion of Acquisition or Disposition of Assets.

Securities Purchase Agreement

On November 8, 2016 Winnebago Industries, Inc. (“Winnebago”) consummated the acquisition of Grand Design RV, LLC an Indiana limited liability company, pursuant to the terms of the previously announced Securities Purchase Agreement (the “Purchase Agreement”) by and among Winnebago, Grand Design RV, LLC (“Grand Design”), Octavius Corporation (“Octavius”), Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P. (collectively the “Summit Sellers”), RDB III, Inc., and each of the shareholders of RDB III, Inc. (collectively the “RDB Sellers”). The Summit Sellers and RDB Sellers are hereafter referred to as “Sellers.” A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.1.

The consideration paid by Winnebago was approximately $500 million subject to adjustment as set forth in the Purchase Agreement, consisting of $395 million in cash and 4,586,555 shares of Winnebago common stock issued to Sellers that were valued at $105 million based on the closing price of Winnebago’s common stock for the 10 days prior to execution of the Purchase Agreement. The cash portion of the purchase price and certain transaction expenses were funded through $60 million of existing cash, a seven-year $300 million secured term loan facility, and $53 million drawn from a five-year $125 million asset-based revolving secured credit facility, both of which were arranged by JP Morgan Chase Bank, N.A. (“JPMorgan”) as administrative agent as described below in Item 2.03.

Ancillary Agreements

In connection with the Purchase Agreement Winnebago, Grand Design and the Sellers have agreed to certain ancillary agreements previously disclosed. The shareholders of RDB, Ronald Fenech, Donald Clark and William Fenech have entered into a five-year non-competition, non-solicitation and confidentiality agreement. The Summit Sellers have entered into a three-year non-solicitation and confidentiality agreement.

Winnebago has agreed to register the shares of common stock issuable to the Summit Sellers and the RDB Sellers pursuant to the terms of a registration rights agreement. Under the registration rights agreement, Winnebago has agreed to file a shelf registration statement on the second business day following the filing of an amendment to Winnebago’s Current Report on Form 8-K reporting the completion of the acquisition of Grand Design containing the financial statements and pro forma financial information concerning the acquisition. Winnebago has agreed to keep the registration statement effective for up to three years.

The Summit Sellers and RDB Sellers have agreed to certain covenants pursuant to the terms of standstill agreements. The standstill agreements provide that for up to one year after closing, the Summit Sellers and RDB Sellers are each prohibited from taking certain hostile actions with respect to Winnebago. The RDB Sellers have also agreed to a lock-up letter agreement that restricts the RDB Sellers from transferring their shares of Winnebago common stock for one year from closing.

Also, in connection with the Purchase Agreement, Grand Design has entered into employment agreements with certain key members of its management team including its Chief Executive Officer, Donald Clark, and includes a form of change in control agreement between Mr. Clark and Winnebago. Finally, in connection with the Purchase Agreement, Winnebago has entered into consulting agreements with two of the RDB Sellers, Ronald Fenech and William Fenech. Under the consulting agreements, Ronald Fenech and William Fenech have each agreed to provide certain consulting services to Grand Design and Winnebago for one year from closing.

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby including the ancillary agreements are not complete and are each subject to and qualified in their respective entirety by reference to the Purchase Agreement and the ancillary agreements that are incorporated herein by reference.

Items 1.01; 2.03    Entry into a Material Definitive Agreement; Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Term Loan

On November 8, Winnebago, Octavius Corporation and certain of Winnebago’s subsidiaries (collectively the “Loan Parties”) entered into a Loan Agreement with certain lenders and JPMorgan as Administrative Agent (the “Loan Agreement”) for the purpose of establishing a seven-year $300 million term loan subject to the terms, provisions and limitations of the Loan Agreement. A copy of the Loan Agreement is attached hereto as Exhibit 99.2. The Loan Parties’ obligations to repay amounts borrowed under the Loan Agreement are secured by liens on substantially all of the assets of the Loan Parties. Borrowings under the Loan Agreement will be, at the election of the Loan Parties, either Eurodollar loans bearing interest at a fluctuating rate of interest per year based on the London Interbank Offering Rate (“LIBOR”) plus a margin of 4.5%, or Alternate Base Rate loans (as defined in the Loan Agreement) which bear interest at the “ABR” rate as defined in the Loan Agreement plus 3.50%. The Loan Agreement contains customary representations, warranties, affirmative and negative covenants, limitations, and events of default for a transaction of this type including, maintenance of certain leverage ratios and other restrictions as set forth in the Loan Agreement.

Asset Based Lending

Also on November 8, Winnebago, Winnebago of Indiana, LLC, Grand Design RV, LLC and Winnebago’s subsidiaries (collectively the “Borrowers”) entered into a Credit Agreement with JPMorgan as Administrative Agent (the “Credit Agreement”) for the purpose of establishing a five year up to $125 million asset-based lending facility subject to the terms, provisions and limitations of the Credit Agreement. A copy of the Credit Agreement is attached hereto as Exhibit 99.3. The Borrowers’ obligations to repay amounts borrowed under the Credit Agreement are secured by liens on substantially all of the assets of the Borrowers, and the amount available for borrowing under the Credit Agreement is subject to “availability” as defined under the Credit Agreement. Borrowings under the Credit Agreement, subject to availability, may be made at the election of the Borrowers as Eurodollar Loans or Alternate Base Rate Loans as such terms are defined under the Credit Agreement. Eurodollar loans bear interest generally at a fluctuating rate based on LIBOR plus a margin that varies between 1.50% and 2.00% depending on availability. Alternate Base Rate Loans bear interest at the "ABR” rate plus .50% to to 1.00% depending on availability. Availability under the Credit Agreement is dependent upon a number of factors including maintaining certain levels of fixed charge coverage ratios, assets, liabilities, debt service coverage, certain leverage ratios, and other covenants as set forth in the Credit Agreement. The Credit Agreement contains customary representations, warranties, affirmative and negative covenants, limitations and events of default for a transaction of this type.

Intercreditor Agreement

On November 8, 2016, the lenders under the Credit Agreement and Loan Agreement, and Winnebago and certain of its subsidiaries have entered into an Intercreditor agreement. A copy of the Intercreditor agreement is attached hereto as Exhibit 99.4. The Intercreditor Agreement identifies JPMorgan as Administrative Agent under the Credit Agreement and as Term Loan Representative under the Loan Agreement. The Intercreditor Agreement also specifies the relative priority of the Credit Agreement lenders as to Winnebago’s account receivables, inventory and cash, and the Loan Agreement lenders’ priority on all other assets of Winnebago.

The foregoing descriptions of the Loan Agreement, the Credit Agreement and Intercreditor Agreement are not complete and are each subject to and qualified in their respective entirety by reference to the Loan Agreement, the Credit Agreement and the Intercreditor Agreement that are included as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
The required financial statements of Grand Design will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but no later than 71 days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information
The required pro forma financial information which gives effect to the acquisition of Grand Design RV, LLC will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but no later than 71 days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.         Description of Exhibit

99.1	Press release dated November 8, 2016.*

99.2
Loan Agreement dated as of November 8, 2016 among Winnebago Industries, Inc., Octavius Corporation, the Other Loan Party Hereto, the Lenders Party Hereto and JPMorgan Chase Bank, N.A. as Administrative Agent.*

99.3
Credit Agreement dated as of November 8, 2016 among Winnebago Industries, Inc., Winnebago of Indiana, LLC, Grand Design RV, LLC, the Other Loan Party Hereto, the Lenders Party Hereto and JPMorgan Chase Bank, N.A. as Administrative Agent.*

99.4	Intercreditor Agreement.*

2.1
Securities Purchase Agreement dated as of October 2, 2016 by and among, Grand Design RV, LLC, Octavius Corporation, Winnebago Industries, Inc. Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P., RDB III, Inc., and each of the shareholders of RDB III, Inc.**

10.1
Non-competition, Non-solicitation and Confidentiality Agreement by and among Octavius Corporation, Winnebago Industries, Inc., Grand Design RV, LLC, RDB III, Inc., Ronald Fenech, Donald Clark and William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.2
Non-Solicitation and Confidentiality Agreement dated as of October 2, 2016 by and between Octavius Corporation, Winnebago Industries, Inc., Grand Design, RV, LLC, Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., and SP GE VIII-B GD RV Holdings contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.3
Registration Rights Agreement by and between Winnebago Industries, Inc. and the Shareholder Parties dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.4
Standstill Agreement dated as of October 2, 2016 by and between Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund-VIII-B, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and SP GE VIII-B GD RV Holdings, L.P. and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.5
Standstill Agreement dated as of October 2, 2016 by and among Donald Clark, Ronald Fenech, William Fenech and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.6
Lock-up Letter Agreement to Winnebago Industries, Inc. from Donald Clark, Ronald Fenech and William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.7	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc., and Ronald Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.8	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc. and William Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.9
Employment Agreement by and between Grand Design RV, LLC and Donald Clark (including form of Executive Change in Control Agreement between Donald Clark and Winnebago Industries, Inc. as Exhibit A thereto) dated as of October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.10	Commitment Letter dated October 2, 2016 between Winnebago Industries, Inc. and JPMorgan Chase Bank, N.A.**
* Incorporated by reference to the exhibit number in Winnebago’s Current Report on Form 8-K dated November 14, 2016.
** Incorporated by reference to the exhibit number in Winnebago’s Current Report on Form 8-K dated October 4, 2016.

Cautionary Statement Regarding Forward-Looking Information
This document and the exhibits included may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to increases in interest rates, availability of credit, low consumer confidence, availability of labor, significant increase in repurchase obligations, inadequate liquidity or capital resources, availability and price of fuel, a slowdown in the economy, increased material and component costs, availability of chassis and other key component parts, sales order cancellations, slower than anticipated sales of new or existing products, new product introductions by competitors, the effect of global tensions, integration of operations relating to mergers and acquisitions activities, any unexpected expenses related to ERP, risks relating to the consummation of our acquisition of Grand Design RV, risks inherent in the achievement of cost synergies and the timing thereof, risks that the pendency, financing, and efforts to consummate the transaction may be disruptive to Winnebago Industries or Grand Design RV or their respective management, the effect of the transaction on Grand Design RV’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties, risks related to integration of the two companies and other factors. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release or to reflect any changes in the Company's expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	November 14, 2016	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.         Description of Exhibit

99.1	Press release dated November 8, 2016.*

99.2
Loan Agreement dated as of November 8, 2016 among Winnebago Industries, Inc., Octavius Corporation, the Other Loan Party Hereto, the Lenders Party Hereto and JPMorgan Chase Bank, N.A. as Administrative Agent.*

99.3
Credit Agreement dated as of November 8, 2016 among Winnebago Industries, Inc., Winnebago of Indiana, LLC, Grand Design RV, LLC, the Other Loan Party Hereto, the Lenders Party Hereto and JPMorgan Chase Bank, N.A. as Administrative Agent.*

99.4	Intercreditor Agreement.*

2.1
Securities Purchase Agreement dated as of October 2, 2016 by and among, Grand Design RV, LLC, Octavius Corporation, Winnebago Industries, Inc. Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P., RDB III, Inc., and each of the shareholders of RDB III, Inc.**

10.1
Non-competition, Non-solicitation and Confidentiality Agreement by and among Octavius Corporation, Winnebago Industries, Inc., Grand Design RV, LLC, RDB III, Inc., Ronald Fenech, Donald Clark and William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.2
Non-Solicitation and Confidentiality Agreement dated as of October 2, 2016 by and between Octavius Corporation, Winnebago Industries, Inc., Grand Design, RV, LLC, Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., and SP GE VIII-B GD RV Holdings contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.3
Registration Rights Agreement by and between Winnebago Industries, Inc. and the Shareholder Parties dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.4
Standstill Agreement dated as of October 2, 2016 by and between Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund-VIII-B, L.P., Summit Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and SP GE VIII-B GD RV Holdings, L.P. and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.5
Standstill Agreement dated as of October 2, 2016 by and among Donald Clark, Ronald Fenech, William Fenech and Winnebago Industries, Inc. contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.6
Lock-up Letter Agreement to Winnebago Industries, Inc. from Donald Clark, Ronald Fenech and William Fenech dated October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.7	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc., and Ronald Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.8	Consulting Agreement dated October 2, 2016 by and between Winnebago Industries, Inc. and William Fenech contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.9
Employment Agreement by and between Grand Design RV, LLC and Donald Clark (including form of Executive Change in Control Agreement between Donald Clark and Winnebago Industries, Inc. as Exhibit A thereto) dated as of October 2, 2016 contingent on the closing of the transaction contemplated in the Purchase Agreement.**

10.10	Commitment Letter dated October 2, 2016 between Winnebago Industries, Inc. and JPMorgan Chase Bank, N.A.**
* Incorporated by reference to the exhibit number in Winnebago’s Current Report on Form 8-K dated November 14, 2016.
** Incorporated by reference to the exhibit number in Winnebago’s Current Report on Form 8-K dated October 4, 2016.